Exhibit 99.2

This SETTLEMENT AND RELEASE AGREEMENT (the “Agreement”) is made and entered into on this 21 day of October, 2009 by and between the Federal Customs Service and The Bank of New York Mellon.

RECITALS

WHEREAS, the Federal Customs Service and The Bank of New York Mellon are parties to an action styled The Federal Customs Service of the Russian Federation v. The Bank of New York Mellon, Case No. A40-24987/07-10-149 (the “Action”) pending before the Arbitrazh Court of the City of Moscow (the “Court”).

WHEREAS, without admitting liability or fault and in order to avoid further expense and the uncertainty of litigation, the Parties enter into this Agreement and by so doing seek and intend to fully, completely and finally resolve and terminate any and all manner of actions, causes of action, claims, covenants, contracts, controversies, agreements, promises, variances, damages and demands whatsoever, including attorney’s fees, in law or equity, whether known or unknown, which they possess as against each other, their corporate parents, subsidiaries and affiliates, officers, directors, attorneys, employees, agents, successors, assigns, and heirs, (specifically including the Government of the Russian Federation and any division, agency or instrumentality thereof), including but not limited to those claims which could have been asserted in the Action or arising from or related in any way to any and all agreements or dealings between them from the beginning of time to the date of this Agreement.

NOW THEREFORE, in consideration of the mutual covenants and conditions contained in this Agreement, and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, the Parties hereby agree as follows:

AGREEMENT

1. Definitions.

Capitalized terms used in this Agreement, whether or not otherwise defined, shall have the respective meanings ascribed to them as follows:

a. “Action” shall mean the litigation dispute between the Parties hereto styled The Federal Customs Service of the Russian Federation v. The Bank of New York Mellon, Case No. A40-24987/07-10-149, which is pending before the Court.

b. “Agreement” shall mean this Settlement and Release Agreement entered into as of the Effective Date by and between FCS and the Bank.

c. The “Bank” shall mean The Bank of New York Mellon, a New York state-chartered depository institution and member of the Federal Reserve System as well as any affiliate, subsidiary, parent and/or related entity.

d. “Court” shall mean the Moscow City Arbitration Court in which the Action has been pending.

e. “Effective Date” shall mean October 21, 2009, the date on which both Parties have executed this Agreement.

f. “FCS” shall mean the Federal Customs Service as well as the Government of the Russian Federation and any other government agency, division, or instrumentality of the Russian Federation.

g. “Parties” shall mean the FCS and the Bank.

h. “Date of Payment” shall mean the date on which the Bank shall pay the Compensation, but not later than within 10 (ten) business days of the Effective Date.

i. “Compensation” shall mean the amount payable by the Bank as reimbursement of the costs and obligations incurred and carried by the counsels, representatives and attorneys of the FCS in connection with the Action. The amount of Compensation shall be limited to, and shall not exceed, Fourteen Million United States Dollars ($14,000,000 USD).

2. Confidentiality

The Parties agree, warrant and covenant that they will keep confidential and will not disclose, publish, report, inform or in any way communicate to any other persons or entities the content of the documents provided by the Parties during negotiations of the terms of this settlement or the content of the negotiations themselves which resulted in the signing of this Agreement.

3. Dismissal of Action.

By no later than three (3) days after the Effective Date FCS shall execute and file with the Court in the Action a Voluntary Dismissal With Prejudice, thus finally and completely concluding the Action.

4. Joint Public Statement.

Within ten (10) days after the Effective Date, the Parties shall publically (via press release) issue the following statement: “The Federal Customs Service of the Russian Federation and The Bank of New York Mellon are pleased to announce that they have amicably resolved the law suit between them which was pending in the Arbitrazh Court of the City of Moscow.”

5. Removal of Websites.

During the pendency of the Action, each Party maintained and regularly updated websites providing information, documents and contentions relating to the Action. This includes but is not limited to the FCS’s website located at www.russianbanksuit.com. and the Bank’s website located at www.bnymellon.com/russiacase. Within ten (10) days after the Effective Date, the Parties agree to terminate, shut down, remove all content and cease operating and maintaining these and/or any other websites relating in any way to this Action.

6. The Bank’s Denial of Liability.

The Bank has expressly denied and continues to deny all charges of liability against it arising out of any of the conduct, statements, acts or omissions alleged, or that could have been alleged, in the Action. Nonetheless, the Bank has concluded that the further conduct of the Action would be protracted and expensive, and that it is desirable that the Action be fully and finally settled in the manner and upon the terms and conditions set forth in this Agreement. Neither this Agreement, nor any of its terms or provisions, nor any of the negotiations or proceedings connected with it, shall be construed as an admission or concession by the Bank with respect to any claims brought in this Action.

7. FCS’s Claims.

The FCS believes that its claims and contentions are meritorious but concluded that for a number of reasons the further conduct of the Action would be protracted and expensive, and that it is desirable that the Action be fully and finally settled in the manner and upon the terms and conditions set forth in this Agreement. Neither this Agreement, nor any of its terms or provisions, nor any of the negotiations or proceedings connected with it, shall be construed as an admission or concession by FCS of the truth of any of the allegations or defenses raised by the Bank in the Action.

8. Mutual Releases

a. In favor of FCS. The Bank does hereby settle, remise, release, acquit, satisfy and forever release the FCS and FCS’s representatives, officials, predecessors, heirs, successors, subsidiaries, instrumentalities, divisions, directors, insurers, assigns, employees, attorneys, agents, and all other entities and persons acting by, through, under, or in concert with them, of and from any and all, actions, causes of actions, suits, debts, sums of money, accounts, bills, covenants, controversies, agreements, contracts, promises, damages (including, but not limited to, consequential, incidental, punitive, special or other), judgments, executions, claims, liabilities and demands, whatsoever, at law and in equity (including, but not limited to, claims founded in tort, contract, specific performance or any other legal theory whatsoever), and including without limitation, any and all claims, counterclaims, and causes of action, which could have been brought, asserted or maintained in the Action which the Bank ever had or now has against the FCS for, upon, arising from, or by reason of, any matter, cause or thing, whatsoever from the beginning of the world to the date of these presents, whether matured or unmatured, save and except for the obligations of this Agreement.

b. In favor of the Bank. FCS does hereby settle, remise, release, acquit, satisfy and forever release the Bank and the Bank’s representatives, officials, predecessors, heirs, successors, subsidiaries, instrumentalities, divisions, directors, insurers, assigns, employees, attorneys, agents, and all other entities and persons acting by, through, under, or in concert with them, of and from any and all, actions, causes of actions, suits, debts, sums of money, accounts, bills, covenants, controversies, agreements, contracts, promises, damages (including, but not limited to, consequential, incidental, punitive, special or other), judgments, executions, claims, liabilities and demands, whatsoever, at law and in equity (including, but not limited to, claims founded in tort, contract, specific performance or any other legal theory whatsoever), and including without limitation, any and all claims, counterclaims, and causes of action, which could have been brought, asserted or maintained in the Action which FCS ever had or now has against the Bank for, upon, arising from, or by reason of, any matter, cause or thing, whatsoever from the beginning of the world to the date of these presents, whether matured or unmatured, save and except for the obligations of this Agreement.

9. Representations and Warranties by FCS. The FCS hereby acknowledges, represents and warrants that:

a. FCS has taken any and all actions and obtained any and all authorizations to enter into this Agreement, including but not limited to obtaining any and all necessary approvals or authorizations and complying with any and all applicable laws and regulations;

b. FCS has not relied on any statement, representation, or promise of any other Party not expressly contained herein;

c. FCS has had an opportunity to obtain independent legal advice from attorneys of its choice with respect to the advisability of entering into this Agreement;

d. FCS has not assigned or otherwise transferred (voluntarily, involuntarily, or by operation of law) any right, title, or interest in any claim which it has, may have, or may have had against the Bank;

e. FCS has carefully read this Agreement, knows and understands the content of the Agreement, has had a full and fair opportunity to inquire into the facts and circumstances giving rise to the Action and concerning this Agreement, and freely executes this Agreement; and

f. The individual that executes this Agreement on behalf of FCS has the authority to bind FCS to this Agreement.

10. Representations by the Bank. The Bank hereby acknowledges, represents, and warrants that:

a. The Bank is duly authorized and has taken any and all corporate actions necessary to enter into this Agreement, including but not limited to obtaining board authorization, written consents and to the extent necessary regulatory approvals.

b. The Bank has not relied on any statement, representation, or promise of any other Party not expressly contained herein;

c. The Bank has had an opportunity to obtain independent legal advice from attorneys of its choice with respect to the advisability of entering into this Agreement;

d. The Bank has not assigned or otherwise transferred (voluntarily, involuntarily or by operation of law) any right, title, or interest in any claim which it has, may have, or may have had against FCS;

e. The Bank has carefully read this Agreement, knows and understands the content of the Agreement, has had a full and fair opportunity to inquire into the facts and circumstances giving rise to the Action and concerning this Agreement, and freely executes this Agreement;

f. The individual that executes this Agreement on behalf of the Bank has the authority to bind the Bank to this Agreement.

11. Disputes with regard to the Agreement.

Should any dispute arise between the Parties with regard to interpretation or enforcement of this Agreement, the prevailing Party in any arbitration brought pursuant to Paragraph 14 below shall be entitled to recover from the non-prevailing Party its reasonable Fees and Costs. As used herein the term Fees and Costs means attorneys’ fees and costs incurred in any arbitration brought pursuant to Paragraph 14 below.

12. Terms of payment of the Compensation.

The Parties agree that the Bank shall pay the Compensation as follows.

By no later than ten (10) business days after the Effective Date, the Bank shall pay the sum of Fourteen Million United States Dollars ($14,000,000 USD) that shall be transferred to the Podhurst Orseck, P.A. Trust Account (Account No. 17538xxxxx) at City National Bank, 25 West Flagler Street, Miami, Florida, ABA 066004367, to the attention of Kim Putz, Assistant Vice-President.

13. Governing Law.

This Agreement shall be governed by and construed exclusively in accordance with the laws of the State of New York without giving effect to the principles of conflicts of laws.

14. Arbitration.

Any controversy or claim arising out of or related to this Agreement shall be finally settled by arbitration in Paris, France under the Rules of Arbitration of the International Chamber of Commerce by three arbitrators appointed in accordance with the said Rules. The Arbitration Panel shall issue its award within six (6) months of the filing of the Notice of Arbitration. The language of the arbitration shall be English.

15. Liquidated Damages.

The Parties recognize that any non-monetary breach of this Agreement will be difficult if not impossible to quantify. Therefore, in the event of any material breach of this Agreement except for the provisions of paragraphs 3 and 4, the breaching Party shall pay to the non-breaching Party upon the request of the latter the liquidated damages in the amount of 10 000.00 (ten thousand) US dollars as compensation for each and every such breach.

16. Related Litigation.

FCS and FCS’s representatives, officials, predecessors, heirs, successors, subsidiaries, instrumentalities, divisions, directors, insurers, assigns, employees, attorneys, agents, and all other entities and persons acting by, through, under, or in concert with them, agree that they shall not directly or indirectly prosecute, assist, participate, solicit or otherwise bring any claims, litigations, causes of actions, lawsuits, suits, or actions against the Bank in any forum arising in any way from the facts giving rise to the claims asserted by FCS in the Action.

17. Notices.

Any notice, transmission, demand or communications related to this Agreement shall be delivered by hand delivery, U.S. mail or Russian Post or by FedEx to the following addresses:

If to the FCS:

FEDERAL CUSTOMS SERVICE

11/5 Novozavodskaya Street 121087

Moscow Russia

If to the Bank:

THE BANK OF NEW YORK MELLON

One Wall Street

New York, New York 10286

Attn: Matthew Biben

18. Amendment.

This Agreement may only be modified or amended by written agreement signed by the Parties hereto.

19. Enforceability.

If any term or condition of this Agreement shall be declared to be illegal, invalid or unenforceable to any extent or in any application, then the remainder of this Agreement and such term or condition except to such extent or in such application, shall not be affected hereby and each and every term and condition of this Agreement shall be valid and enforced to the fullest extent and the broadest application permitted by law.

20. Language Discrepancy.

This Agreement shall be prepared and signed in both English and Russian and reviewed by the Parties’ Russian and United States counsel prior to signature. If any discrepancy arises between the English and Russian versions, the English version will govern.

21. Cooperation.

The Parties agree to cooperate with each other in resolving any disputes that arise with respect to this Agreement or the Action.

22. Entire Agreement.

This Agreement embodies all of the agreements, understandings and negotiations by and among the Parties, and there are no oral or other understandings, representation or agreements by or among the Parties relating or pertaining to the subject matter of this Agreement or to the prior dealings by or among the Parties.

23. Binding Effect.

This Agreement shall be binding and shall inure to the benefit of the Parties and their respective successors and assigns.

24. Force Majeure.

Neither Party shall be liable nor deemed to be in default for any delay or failure to perform under this Agreement resulting, directly or indirectly, from acts of God, acts of public enemy, military authority, war, fires, explosions, earthquakes, floods or any similar cause beyond the reasonable control of either Party. Any such force majeure event shall not relieve either Party from its duty to reasonably mitigate the effects of such event and from making all reasonable efforts to fulfill its obligations under this Agreement.

25. Rules of Construction.

The paragraph and sub-paragraph headings in this Agreement are for reference purposes only and shall not effect in any way the meaning or interpretation of this agreement.

26. Counterparts.

This Agreement may be executed in separate counterparts each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. This Agreement shall become effective and enforceable upon the date the last Party has executed this Agreement.

27. Further Assurances.

The Parties agree to execute and deliver any and all additional papers, documents and other assurances, and take any and all actions that are reasonably necessary to carry out the terms and intent of this Agreement.

The Federal Custom Service

By:  /s/    Andrey Belyaninov

Name:  Andrey Belyaninov

Title:  Head of the Federal Customs Service of the Russian Federation

The Bank of New York Mellon

By:  /s/    Matthew Biben

Name: Matthew Biben

Title: Deputy General Counsel & Executive Vice President